1940 Act
Rule 30b2-1
VIA EDGAR

September 10, 2008

Securities and Exchange Commission

Division of Investment Management

100 F Street, NE

Washington, DC 20549

Re:	PHL Variable Accumulation Account II
File No. 811-22146, CIK 0001418970
Rule 30b2-1 Filing

Dear Sir or Madam:

As required by Rule 30e-2 under the Investment Company Act of 1940, as amended (the “Act”), the referenced separate account, a unit investment trust registered under the Act, provided to its contract owners reports for the underlying management investment companies listed in the table below. This filing constitutes the filing of those reports as required by Rule 30b2-1 under the Act.

Pursuant to Rule 30d-1 under the Act, each investment company listed below filed a report on Form N-CSRS with the Securities and Exchange Commission. These filings are hereby incorporated by reference.

Investment Company / CIK

AIM Variable Insurance Funds / 0000896435

AllianceBernstein® Variable Products Series (VPS) Fund, Inc. / 0000825316

Dreyfus Investment Portfolios / 0001056707

Dreyfus Stock Index Fund Inc. / 0000846800

Dreyfus Variable Investment Fund / 0000813383

Fidelity® Variable Insurance Products / 0000831016, 0000356494, 0000927384

Financial Investors Variable Insurance Trust / 0001382990

Franklin Templeton Variable Insurance Products Trust / 0000837274

Janus Aspen Series / 0000906185

Lazard Retirement Series / 0001033669

Northern Lights Variable Trust / 0001352621

Oppenheimer Variable Account Funds / 0000752737

The Phoenix Edge Series Fund / 0000792359

PIMCO Variable Insurance Trust / 0001047304

Pioneer Variable Contracts Trust / 0000930709

Royce Capital Fund / 0001006387

Rydex Variable Trust / 0001064046

T. Rowe Price Equity Series, Inc. / 0000918294

Third Avenue Variable Series Trust / 0001089107

Van Eck Worldwide Insurance Trust / 0000811976

Vanguard / 0000857490

Wanger Advisors Trust / 0000929521

/s/ Lois L. McGuire

Lois L. McGuire

Director

Phoenix Life Insurance Company